UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 18, 2020

ORGANOGENESIS HOLDINGS INC.

(Exact Name of Registrant as specified in its charter)

Delaware	001-37906	98-1329150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Dan Road Canton, MA		02021
(Address of principal executive offices)		(Zip Code)

(781) 575-0775

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	ORGO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

We held our 2020 Annual Meeting of Stockholders on December 18, 2020, at which two proposals were submitted to, and approved by, our stockholders. The holders of 83,207,837 shares of our Class A common stock were present or represented by proxy at the meeting. The proposals are described in detail in our definitive proxy statement for the 2020 Annual Meeting filed with the Securities and Exchange Commission on November 20, 2020. The final results for the votes for each proposal are set forth below.

At the annual meeting, each of Alan A. Ades, Robert Ades, David Erani, Gary S. Gillheeney, Sr., Arthur S. Leibowitz, Wayne Mackie, Glenn H. Nussdorf and Joshua Tamaroff was elected as a Director of the Company, to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. The votes cast in the election of the directors were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Alan A. Ades	74,513,204	2,403,384	6,291,249
Robert Ades	74,764,751	2,151,837	6,291,249
David Erani	74,856,049	2,060,539	6,291,249
Gary S. Gillheeney, Sr.	75,050,856	1,865,732	6,291,249
Arthur S. Leibowitz	75,937,337	979,251	6,291,249
Wayne Mackie	75,940,389	976,199	6,291,249
Glenn H. Nussdorf	73,430,490	3,486,098	6,291,249
Joshua Tamaroff	75,948,142	968,446	6,291,249

At the annual meeting, our stockholders also approved the proposal to ratify the appointment of RSM US LLP as our independent registered public accounting firm for our fiscal year ending on December 31, 2020. The votes cast on this proposal were as follows:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for fiscal year 2020	82,966,504	155,355	85,978	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Organogenesis Holdings Inc.

By:	/s/ Lori Freedman
Name:	Lori Freedman
Title:	Vice President and General Counsel

Date: December 18, 2020